SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549




                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of earliest event reported):
                                   July 24, 1996



          Falcon Cable Systems Company, a California limited partnership
              (Exact name of registrant as specified in its charter)



                                   California
                  (State or other jurisdiction of incorporation)



                1-9332                              95-4108170
        (Commission File Number)          (IRS Employer Identification No.)



    10900 Wilshire Boulevard, 15th Floor, Los Angeles, CA     90024
    (Address of principal executive offices)               (Zip Code)



                                  (310) 824-9990
                          (Registrant's Telephone Number)





         ITEM 5.   OTHER INFORMATION.

              Filed herewith as Exhibit 1 is a press release of Falcon Cable Systems Company, a California limited partnership (the "Partnership") announcing the per unit liquidating distribu-tion payable to unitholders of the Partnership, which press release is hereby incorporated herein by reference. Ad-ditional information relating to the liquidation of the Part-nership is contained in the Current Reports on Form 8-K of the Partnership and Falcon Holding Group, L.P., dated July 12, 1996.



         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
                   FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         Exhibit No.    Description

              1         Press Release of the Partnership dated July
                        24, 1996.





                                   SIGNATURE

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  July 24, 1996


                             FALCON CABLE SYSTEMS COMPANY, A
                             CALIFORNIA LIMITED PARTNERSHIP

                             By:  Falcon Cable Investors Group, a
                                  California limited partnership
                                  General Partner

                             By:  Falcon Holding Group, L.P.
                                  General Partner

                                  By:  Falcon Holding Group, Inc.
                                       General Partner


                                  By:     /s/ Michael K. Menerey
                                       Michael K. Menerey, Secretary
                                       and Chief Financial Officer


























                                 EXHIBIT INDEX


         Exhibit No.              Description

              1         Press Release of the Part-
                        nership dated July 24,
                        1996.